UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 16, 2011
PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Bethesda Metro Center, Suite 1530
Bethesda, Maryland		20814

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Ground Lease with the United States Department of Interior
In connection with the acquisition of the Argonaut Hotel (the “Hotel”) described in Item 2.01 of this Current Report on Form 8-K (the “Acquisition”), a subsidiary of Pebblebrook Hotel Trust (the “Company”) assumed from Maritime Hotel Associates, L.P. (“Maritime Hotel Associates”), an unaffiliated third party, the noncancelable ground lease for the building property and land (as amended, the “Lease”) with the United States Department of the Interior acting by and through the Regional Director, Pacific West Region, an agency of the United States of America. Pursuant to the Lease, which expires on December 31, 2059, the Company is required to pay the greater of an annual base rent of $1.2 million (as adjusted for consumer price index (“CPI”) increases) or a percentage of Rooms Department Revenues (as defined in the Lease, and as adjusted for CPI increases) and Food and Beverage and All Other Department Revenues (as defined in the Lease). The percentage of Rooms Department Revenues ranges from 8% to 12% in the initial years to 12% to 14% in the later years of the Lease. The percentage of Food and Beverage and All Other Department Revenues is 4% for the life of the Lease. A copy of the Lease, amendments seven, ten and eleven to the Lease and the Assignment and Assumption of Lease, pursuant to which the Lease was assumed from Maritime Hotel Associates, are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.
Note Payable Obligation and Accompanying Agreements
Also in connection with the Acquisition, a subsidiary of the Company assumed from Maritime Hotel Associates, an unaffiliated third party, a note payable obligation collateralized by the Hotel (the “Promissory Note”). Cash from the Hotel’s operations account may be used to fund debt service. The outstanding principal balance on the Promissory Note is $42.0 million. The Promissory Note has a fixed interest rate of 5.67% per annum and requires monthly interest-only payments through March 11, 2012, the maturity date. A copy of the Promissory Note and the Assumption Agreement, pursuant to which the Promissory Note was assigned from Maritime Hotel Associates, are filed as Exhibits 10.6 and 10.7, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. As a condition to the loan assumption, the Company’s operating partnership was required to execute a guaranty, pursuant to which it agrees to indemnify the lender for losses arising out of, among other things, (a) the borrower’s failure to comply with certain “special-purpose entity” provisions in the Deed of Trust, (b) the borrower’s consent to any amendment or termination of the Lease or certain other operating leases, (c) the borrower’s failure to cause all rent payments to be deposited into the applicable rent account or, after an event of default, into a central account or (d) the lender’s inability to exercise its remedies under the loan documents during any period when any event of default has occurred and is continuing under the loan documents.
In addition to, and in conjunction with, the Promissory Note, a subsidiary of the Company assumed, pursuant to the Assumption Agreement, a Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing (the “Deed of Trust”), dated as of February 23, 2007, pursuant to which the Promissory Note was secured, and all of the other loan documents. A copy of the Deed of Trust is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On February 16, 2011, a subsidiary of the Company completed its acquisition of the 252-room Argonaut Hotel for $84.0 million from Maritime Hotel Associates, L.P., an unaffiliated third party. The Hotel will continue to be managed by Kimpton Hotel & Restaurant Group, LLC (“Kimpton”), the current manager of the Hotel, pursuant to a management agreement between the Company’s taxable real estate investment trust subsidiary and Kimpton. The management agreement matures on August 31, 2033 and provides for base management fees and incentive management fees within the ranges described in the Company’s final prospectus for its public equity offering filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”) on July 23, 2010. The management agreement is terminable upon sale with the payment of a termination fee. In addition, the agreement contains other terms and provisions customarily found in hotel management agreements. The transaction was funded with $42.0 million of available cash and the assumption of the $42.0 million mortgage more fully described in Item 1.01 of this Current Report on Form 8-K.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this item 2.03.

Item 7.01. Regulation FD Disclosure.
The Company issued a press release on February 16, 2011 announcing that it had closed on the previously announced acquisition of the Argonaut Hotel located in San Francisco, California. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
A copy of materials about this property that the Company intends to distribute is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein. Additionally, the Company has posted those materials in the investor relations section of its website at www.pebblebrookhotels.com.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The Company previously reported the following historical financial statements of the Argonaut Hotel in the Company’s Current Report on Form 8-K filed on December 29, 2010:
1.	Balance Sheets as of September 30, 2010 (unaudited) and December 31, 2009 and 2008;

2.	Statements of Operations for the nine months ended September 30, 2010 and 2009 (unaudited) and years ended December 31, 2009 and 2008;

3.	Statements of Owner’s Equity in Hotel for the nine months ended September 30, 2010 (unaudited) and years ended December 31, 2009 and 2008; and

4.	Statements of Cash Flows for the nine months ended September 30, 2010 and 2009 (unaudited) and years ended December 31, 2009 and 2008.
(b) Pro Forma Financial Information.
The Company previously reported the following pro forma financial information related to the Argonaut Hotel in the Company’s Current Report on Form 8-K filed on December 29, 2010:
1.	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2010;

2.	Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2010; and

3.	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009.
(d) Exhibits.

Exhibit No.	Description
10.1	Historical Lease, dated October 16, 2000, by and between the United States Department of the Interior, National Park Service acting through the Regional Director, Pacific West Region, an agency of the United States of America, and Maritime Hotel Associates, L.P.

10.2	Seventh Amendment to Historic Lease, dated February 6, 2001, by and between the United States Department of the Interior, National Park Service acting through the Regional Director, Pacific West Region, an agency of the United States of America, and Maritime Hotel Associates, L.P.

10.3	Tenth Amendment to Historic Lease, dated December 9, 2008, by and between the United States Department of the Interior, National Park Service acting through the Regional Director, Pacific West Region, an agency of the United States of America, and Maritime Hotel Associates, L.P.

10.4	Eleventh Amendment to Historic Lease, dated February 16, 2011, by and between the United States Department of the Interior, National Park Service acting through the Regional Director, Pacific West Region, an agency of the United States of America, and Wildcats Owner LLC.

10.5	Assignment and Assumption of Historical Lease, by and among the United States Department of the Interior, National Park Service acting through the Regional Director, Pacific West Region, an Agency of the United States of America, Maritime Hotel Associates, L.P., and Wildcats Owner LLC.

10.6	Promissory Note by Maritime Hotel Associates, L.P. in favor of Wachovia Bank, National Association.

10.7	Assumption Agreement, by and among Bank of America, N.A., as successor to Wells Fargo Bank, N.A., as Trustee for the registered holders of COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2, Maritime Hotel Associates, L.P., Kimpton Development Opportunity Fund, L.P., Wildcats Owner LLC, and Pebblebrook Hotel, L.P.

10.8	Deed of Trust, Security Agreement, Assignment of Rents and Fixtures Filing dated as of February 23, 2007 by and among Maritime Hotel Associates, L.P., as borrower, to First American Title Insurance Company, as Trustee for the benefit of Wachovia Bank, National Association, as lender.

99.1	Press release issued on February 16, 2011.

99.2	Materials about the Argonaut Hotel.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST
February 18, 2011	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Historical Lease, dated October 16, 2000, by and between the United States Department of the Interior, National Park Service acting through the Regional Director, Pacific West Region, an agency of the United States of America, and Maritime Hotel Associates, L.P.

10.2	Seventh Amendment to Historic Lease, dated February 6, 2001, by and between the United States Department of the Interior, National Park Service acting through the Regional Director, Pacific West Region, an agency of the United States of America, and Maritime Hotel Associates, L.P.

10.3	Tenth Amendment to Historic Lease, dated December 9, 2008, by and between the United States Department of the Interior, National Park Service acting through the Regional Director, Pacific West Region, an agency of the United States of America, and Maritime Hotel Associates, L.P.

10.4	Eleventh Amendment to Historic Lease, dated February 16, 2011, by and between the United States Department of the Interior, National Park Service acting through the Regional Director, Pacific West Region, an agency of the United States of America, and Wildcats Owner LLC.

10.5	Assignment and Assumption of Historical Lease, by and among the United States Department of the Interior, National Park Service acting through the Regional Director, Pacific West Region, an Agency of the United States of America, Maritime Hotel Associates, L.P., and Wildcats Owner LLC.

10.6	Promissory Note by Maritime Hotel Associates, L.P. in favor of Wachovia Bank, National Association.

10.7	Assumption Agreement, by and among Bank of America, N.A., as successor to Wells Fargo Bank, N.A., as Trustee for the registered holders of COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2, Maritime Hotel Associates, L.P., Kimpton Development Opportunity Fund, L.P., Wildcats Owner LLC, and Pebblebrook Hotel, L.P.

10.8	Deed of Trust, Security Agreement, Assignment of Rents and Fixtures Filing dated as of February 23, 2007 by and among Maritime Hotel Associates, L.P., as borrower, to First American Title Insurance Company, as Trustee for the benefit of Wachovia Bank, National Association, as lender.

99.1	Press release issued on February 16, 2011.

99.2	Materials about the Argonaut Hotel.